Summary Prospectus
Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
Class A Ticker: TGVFX Class C Ticker: TGVCX
Class Y Ticker: TGVYX Institutional Class: TGVVX
Class R6: TGVLX
Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated May 9, 2025, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/Resources, call 1.800.543.0407, or ask any financial adviser, bank, or broker-dealer who offers shares of the Fund.
Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund) Summary
The Fund’s Investment Goal
The Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund) (the “Fund”) seeks long-term growth of capital.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information on pages 16 and 36, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the “Example” below.
	Class A	Class C	Class Y	Institutional Class	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses
Liquidity Provider Expense	0.03%	0.03%	0.03%	0.03%	0.03%
Other Operating Expenses	0.36%	1.57%	0.40%	0.30%	0.30%
Total Other Expenses	0.39%	1.60%	0.43%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.24%	3.20%	1.03%	0.93%	0.93%

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025

Fee Waiver and/or Expense Reimbursement(2)(3)	(0.22)%	(1.46)%	(0.34)%	(0.30)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	1.02%	1.74%	0.69%	0.63%	0.58%
(1)
Management Fees have been restated to reflect contractual changes to the Fund’s Investment Advisory Agreement effective on or about May 9, 2025.
(2)
Other Expenses for Class R6 shares are estimated based on fees and expenses incurred by Institutional Class shares of the Fund and expenses of similar Touchstone Funds. Class R6 shares commenced operations on May 9, 2025.
(3)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.99%, 1.71%, 0.66%, 0.60% and 0.55% of average daily net assets for Classes A, C, Y, Institutional Class and Class R6 shares, respectively. This contractual expense limitation is effective through May 29, 2026, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class R6	Class C
1 Year	$599	$277	$70	$64	$59	$177
3 Years	$853	$850	$294	$266	$261	$850
5 Years	$1,127	$1,547	$536	$485	$480	$1,547
10 Years	$1,907	$3,403	$1,229	$1,116	$1,111	$3,403
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of the Fund’s portfolio.

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization growth U.S. listed companies. For purposes of the Fund, a large capitalization growth company will typically be a company that is a constituent of the Russell 1000® Growth Index at the time of purchase. Constituent companies of the Russell 1000® Growth Index have a market capitalization between approximately $681 million and $3.3 trillion, as of March 31, 2025. The constituent companies of the Russell 1000® Growth Index will change with market conditions.
The Fund’s sub-adviser, Los Angeles Capital Management LLC (“Los Angeles Capital”), employs a quantitative investment process for security selection and risk management. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® (the Model) is a proprietary quantitative model used to build equity portfolios that adapt to market conditions. The Model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Los Angeles Capital believes that investor attitudes towards key investment risks change over the course of a market cycle and are a key determinant in explaining security returns. Utilizing these characteristics, Los Angeles Capital seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.
By including fundamental data inputs measuring a company’s valuation, earnings, financial, market, and management characteristics for a universe of U.S. equity securities and, through the use of statistical tools, the Model estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Return forecasts are developed through a three-step process.
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First, the research process measures each security’s exposure to different risk factors through an analysis of financial statements, earnings forecasts, and statistical properties of historic stock returns.
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Second, the Model determines the “risk premium” or price of each risk factor through a rigorous attribution and statistical analysis of the returns related to each of the risk factors over the recent past.
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Third, return forecasts are developed by combining each company’s exposure with the “risk premium” associated with each risk factor. Risk factors taken into account can change over time.
Security weights are assigned through an integrated optimization process that is model driven, which identifies the portfolio with the highest expected return for an acceptable level of risk. The Fund’s portfolio is rebalanced periodically using the quantitative Model.
Los Angeles Capital seeks to generate incremental investment returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it may sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company’s merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts will change accordingly.
The Fund's portfolio will typically hold up to 120 securities at time of rebalance. The Fund’s portfolio will be rebalanced periodically to reflect changes in investor preferences as measured by Los Angeles Capital’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital may sell that stock. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.
The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
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Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Fund’s service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.
Quantitative Strategy Risk: The Fund’s sub-adviser uses proprietary statistical analyses and models to construct the Fund’s portfolio. A securities portfolio selected using these proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors’ historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains, . As a result, high portfolio turnover may reduce the Fund’s returns.
Sector and Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, than a fund that does not invest a high percentage of its assets in specific sectors or industries.
Cybersecurity Risk: Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.
The Fund’s Performance
On May 9, 2025, the Fund changed its name from the Touchstone Growth Opportunities Fund to the Touchstone Dynamic Large Cap Growth Fund. The Fund also changed its principal investment strategies, its benchmark and its sub-adviser from Westfield Capital Management Company, L.P. to Los Angeles Capital, the Fund’s current sub-adviser, on May 9, 2025. The Fund’s performance shown below might have differed materially if Los Angeles Capital had managed the Fund pursuant to its current principal investment strategies prior to May 9, 2025.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Russell 3000® Index. The Russell 1000® Growth Index and the Russell 3000® Growth Index show how the Fund’s performance compares against the returns of indices with similar investment objectives. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund) — Class A Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	27.20%
Worst Quarter:	2nd Quarter 2022	(20.89)%
Year-To-Date:	3/31/2025	(11.24)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Class R6 shares commenced operations on May 9, 2025 and do not have a full calendar year of performance. Class R6 shares would have had substantially similar annual returns to Class A, Class C, Class Y and Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the share classes do not have the same shareholder fees and operating expenses.

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
Average Annual Total Returns For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Dynamic Large Cap Growth Fund (formerly, Growth Opportunities Fund) - Class A
Return Before Taxes	25.76%	15.91%	13.50%
Return After Taxes on Distributions	23.73%	13.61%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares	16.17%	12.07%	9.79%
Dynamic Large Cap Growth Fund (formerly, Growth Opportunities Fund) - Class C
Return Before Taxes	30.39%	16.24%	13.48%
Dynamic Large Cap Growth Fund (formerly, Growth Opportunities Fund) - Class Y
Return Before Taxes	32.70%	17.41%	14.46%
Dynamic Large Cap Growth Fund (formerly, Growth Opportunities Fund) - Institutional Class
Return Before Taxes	32.83%	17.53%	14.57%
Russell 3000® Index(1) (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
Russell 3000® Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	32.46%	18.25%	16.22%
(1)
The Fund has designated the Russell 3000® Index as its new broad-based securities market index in accordance with the revised definition for such an index. The Fund's secondary benchmark was changed to the Russell 1000® Growth Index to better reflect the Fund's strategy following the appointment of Los Angeles Capital as the Fund's sub-adviser.
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Los Angeles Capital Management*	Hal W. Reynolds, CFA	Since May 2025	Co-Chief Investment Officer
	Ed Rackham, Ph.D.	Since May 2025	Co-Chief Investment Officer
	Daniel Arche, CFA	Since May 2025	Senior Portfolio Manager
*Effective May 9, 2025 Los Angeles Capital Management replaced Westfield Capital Management Company, L.P. as the Fund's sub-adviser

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50
Class R6 shares held through Touchstone Securities require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Touchstone does not impose a minimum investment requirement on accounts held through a financial intermediary for Class R6 shares. However, financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, Class C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 534467, Pittsburgh, PA 15253-4467, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Touchstone Dynamic Large Cap Growth Fund (formerly, Touchstone Growth Opportunities Fund)May 9, 2025
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TSF-54-TST-TGVFX-2405

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